SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -----------------------



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                        Date of Report January 14, 1997

                       FIRST FAMILY FINANCIAL CORPORATION
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



            Florida                                         59-3277352
-----------------------------                  ---------------------------------
(State of other jurisdiction)                  (IRS Employer Identification No.)

           33-81818
   ------------------------
   (Commission File Number)


 2801 South Bay Street, Eustis, Florida                       32726-6503
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                      (Zip Code)


                                 (352) 357-4171
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                      N/A
              ----------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

--------------------------------------------------------------------------------

Item 5.   Other Events


Special Meeting of Shareholders/Closing of the Acquisition of First Family Financial Corporation by The Colonial BancGroup, Inc. -- A Special Meeting of Shareholders of First Family Financial Corporation ("First Family") was held on December 16, 1996, to consider and vote on the Agreement and Plan of Merger dated July 19, 1996 ("Agreement") between First Family and The Colonial BancGroup, Inc. ("Colonial BancGroup"). The Merger (as that term is defined in the Agreement) was approved by 64.4 percent of the shares eligible to be cast.

The Merger of First Family with and into Colonial BancGroup, was completed on January 9, 1997, (the "Effective Date") pursuant to the terms and conditions contained in the Agreement. Immediately prior to the consummation there were 552,500 shares outstanding each of which was exchanged for Colonial BancGroup common stock and cash. Following the consummation of the transaction, each share of common stock of First Family outstanding and held by First Family's shareholders was converted by operation of law, and without any action by any holder thereof, into shares of Colonial BancGroup common stock and cash with a total value equal to $23.50 per share. On the Effective Date, each outstanding share of First Family common stock was entitled to receive $11.75 in cash and Colonial BancGroup common stock with a value of $11.75. Based upon the average of the closing prices of the common stock of Colonial BancGroup as reported by the NYSE on each of the ten (10) trading days ending on the trading day immediately preceding the Effective Date ($39.213), First Family shareholders received 0.2996 shares of Colonial BancGroup common stock for each share of First Family common stock.

At November 30, 1996, First Family had total consolidated assets of $168,868,000, consolidated deposits of $156,278,000 and total consolidated stockholders' equity of $8,842,000. Colonial BancGroup is listed on the New York Stock Exchange under the symbol "CNB". In most newspapers the stock is listed as "ColBgp".

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              First Family Financial Corporation
                                              ----------------------------------
                                                        (Registrant)



Dated this 9th day of January, 1997           By: /s/David M. Shepherd
                                              ----------------------------------
                                                     David M. Shepherd
                                                     President